Conformed Copy




                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                             FORM 8K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        December 19, 1996
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        Date of Report (Date of earliest event reported)


                   NEW PARADIGM SOFTWARE CORP.
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     (Exact name of registrant as specified in its charter)


          New York               0-26336        13-3725764
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(State or other jurisdiction     (Commission    (IRS Employer
     of incorporation)           File Number)   Identification No.)


     733 Third Avenue, New York, New York              10017
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   (Address of principal executive offices)          (Zip Code)



                            (212) 557-0933
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        Registrant's telephone number, including area code



PAGE 1 OF 5 SEQUENTIALLY NUMBERED PAGES
EXHIBIT INDEX ON SEQUENTIALLY NUMBERED PAGE 3

            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.
-------   -------------

     Registrant's press release dated December 17, 1996 is filed herewith as exhibit 20 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

     (c)  Exhibits.
          ---------

          20.  Press release of Registrant dated December 17, 1996.





                            SIGNATURE
                       ------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current
Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NEW PARADIGM SOFTWARE CORP.
                              -----------------------------------
                                   (Registrant)


                              By   /s/  John Brann
                                   ------------------------------
                                   John Brann
                                   VP Technology
                                   and Secretary

Date:     December 19, 1996

                          EXHIBIT INDEX


                                                  Sequentially
Exhibit                                           Numbered Page
-------                                           -------------

   20.    Press release of Registrant dated             4
          December 17, 1996

           IBM TO DISTRIBUTE NEW PARADIGM'S COPERNICUS

-- COPERNICUS Now Distributed with IBM's MQSeries for Enterprise Integration --


NEW YORK, December 17, 1996 - New Paradigm Software Corporation (NASDAQ: NPSC) and IBM today announced that they have signed a contract for IBM to distribute New Paradigm's COPERNICUS with
IBM's   MQSeries   middleware  solution   for   mission-critical
computing.

"We have already achieved tremendous success with our MQSeries middleware product line, and we expect the addition of New Paradigm's COPERNICUS to help us continue to grow," said Colin Osborne, business unit manager for MQSeries. "Adding COPERNICUS' wide-ranging translation capabilities to MQSeries provides an unparalleled solution for enterprise systems integration."

"IBM is the market leader in middleware, and in signing this agreement they have recognized the key role that COPERNICUS can play in allowing the rapid achievement of enterprise integration using their MQSeries product," said Mark Blundell, chief executive officer of New Paradigm. "We expect sales in fiscal 1998 to be significantly higher than 1997 as a result of this agreement."

Presently installed in enterprises worldwide, IBM's MQSeries provides integration between applications running on different hardware platforms.

With its "no-code" approach to application interoperability, COPERNICUS operates on the MQSeries platform to provide the translations which allow information flowing between business applications to be meaningful when it arrives.

"IBM's   selection   of  COPERNICUS  validates   New   Paradigm's
leadership position in offering the best universal data translation solution in the marketplace," Mr. Blundell continued, "and we are refocusing our business to provide the strongest support to IBM and other distributors of COPERNICUS."

The Middleware Market
According to such leading industry analysts as the Gartner Group, the size of the middleware market is currently estimated at more than $1 billion annually and will rise to $3 billion by the year
2000.

New Paradigm's COPERNICUS MQSeries solution is already licensed to Transquest, a wholly owned subsidiary of Delta Air Lines. The contract provides for COPERNICUS to be supplied to Transquest on three different platforms with options on additional platforms.

About New Paradigm
New Paradigm Software Corporation designs and implements software which integrates disparate systems across the enterprise. New Paradigm Commerce provides intelligent solutions in electronic commerce and over the Internet. For more information, visit our web site at http://www.newparadigm.com.

New Paradigm is a Premier member of IBM's award-winning Business Enterprise Solutions Team (BESTeam) program. The IBM BESTeam program is a worldwide program for system and network integrators, value-added resellers and consultants. BESTeam members receive professional development and marketing support -- including 24-hour technical assistance, lead referrals, local sales team contact, extensive product information, creative marketing tools, modular training programs and industry-recognized certification. The program enhances opportunities for qualified members to sell and support IBM's portfolio of software solutions.

IBM
IBM,  the world largest software provider, creates, develops  and
manufactures    the   industry's   most   advanced    information
technologies, including computer systems, software, networking systems, storage devices and microelectronics.

IBM offers complete information about the company, its products, services and technology through the World Wide Web. The fastest and easiest way to get information about IBM is go to the IBM home page at http://www.software.ibm.com.